Exhibit 99.1
First quarter earnings increase 23 percent from prior year levels
BBVA Compass Bancshares, Inc. reports first quarter 2015 earnings of $141 million

◦	Total loans end the quarter at $58.8 billion, up 11 percent from prior year levels

◦	Total deposits increase 10 percent to $62.9 billion, driven by a 17 percent increase in low-cost interest bearing accounts and a 14 percent increase in noninterest bearing deposits

◦	Total revenue increases 4 percent, fueled by increases in both noninterest income and net interest income; expense growth well contained at 1 percent

◦	Net charge-off ratio dips to 17 basis points; nonperforming asset ratio at 77 basis points and coverage ratio remains healthy at 156 percent
HOUSTON, April 29, 2015 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $141 million for the first quarter of 2015, a 23 percent increase compared to $114 million earned during the first quarter of 2014. Return on average assets and return on average tangible equity1 for the first three months of 2015 were 0.68 percent and 8.25 percent, respectively.
“Despite the challenging interest rate environment, BBVA Compass delivered strong results highlighted by robust balance sheet growth and balanced revenue growth,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Continued demand for commercial loans and residential mortgages were the primary drivers behind the 11 percent increase in total loans. While total deposits increased 10 percent, growth of low-cost deposits was even more pronounced with savings and money market deposits growing 17 percent and noninterest bearing demand deposits increasing 14 percent.”
“The continued growth of our loan and deposit portfolios reflect the complement of investment banking capabilities we have added, coupled with the addition of commercial loan offices in targeted markets,” Sánchez said. “Clearly these efforts, by design, have aided our ability to expand our client base while further enhancing our relationships with existing commercial customers.”
Sánchez noted that total revenue increased four percent as both net interest income and noninterest income posted solid gains. Net interest income increased three percent from prior year levels and was driven by strong loan and low-cost deposit growth. Noninterest income, excluding a net gain from securities transactions and the extinguishment of FHLB advances, increased eight percent. At the same time, expenses were well contained as disciplined expense management resulted in a one percent increase in noninterest expenses.
Credit quality metrics continued to reflect a strong risk profile. Net charge-offs as a percentage of average loans dipped to 17 basis points compared to 24 basis points in the year ago quarter. Nonperforming assets as a percentage of loans, other real estate and other repossessed assets were 77 basis points compared to 95 basis points a year ago.
Total shareholder’s equity ended the first quarter of 2015 at $12.2 billion, a four percent increase from $11.7 billion at the end of the first quarter of 2014. Additionally, each of the company’s regulatory capital ratios remained significantly above ‘well-capitalized’ guidelines.
“BBVA Compass is committed to maintaining a strong capital position and the recently completed stress tests demonstrate our ability to generate retained earnings and our capacity to absorb significant stress under various severely adverse economic scenarios,” Sánchez said.
During the first quarter, BBVA Compass announced a new card-issuing partnership that brings together three global brands - BBVA, American Express and the NBA - through the BBVA Compass NBA American Express® Card. The new card represents a unique offering and better reflects customers’ expectations in today’s digital age as the paper application and lengthy approval time has been replaced by an exclusively on-line application, instant approvals for qualified customers and around-the-clock customer service.
BBVA Compass also announced that its customers will be able to send and receive funds instantly through Dwolla, an all-digital payments network. The collaboration makes BBVA Compass the largest financial institution to use the Dwolla platform for real-time transfers, thus eliminating the wait associated with Automated Clearing House (ACH) transfers that typically can take two-to-five business days to clear.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 672 branches, including 341 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass’ mobile app recently earned the Mobile Banking Leader in Functionality Award for the second consecutive year in the Javelin Strategy & Research’s Mobile Banking Financial Institution Scorecard. Additional information about BBVA Compass can be found under the Investor Relations tab at www.bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at www.bbva.com.

On April 15, 2015, BBVA filed its annual report Form 20-F for the year ended December 31, 2014, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2014, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2015, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,		%
	2015	2014	Change
EARNINGS SUMMARY
Net interest income	$509,029	$495,299	3
Noninterest income [a]	218,987	203,352	8
Total revenue [a]	728,016	698,651	4
Investment securities gain, net	32,832	16,434	100
Loss on prepayment of FHLB advances	(2,549)	(458)	NM
Provision for loan losses	42,031	37,266	13
Noninterest expense	522,719	518,867	1
Pretax income	193,549	158,494	22
Income tax expense	51,782	43,567	19
Net income	141,767	114,927	23
Net income attributable to noncontrolling interests	657	453	45
Net income attributable to shareholder	$141,110	$114,474	23

SELECTED RATIOS
Return on average assets	0.68%	0.64%
Return on average tangible equity [b]	8.25	7.18
Average common equity to average assets	14.24	15.83
Average loans to average total deposits	94.67	94.08
Tier I capital ratio [c]	10.70	11.30
Total capital ratio [c]	12.55	13.39
Leverage ratio [c]	8.92	9.88
[a] Excludes net gain on sales of investment securities and loss on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated. Figures for 2015 calculated using the applicable Transitional Basel III regulatory capital methodology. Figures for 2014 calculated using the applicable Basel I regulatory capital methodology in place at that time.

NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Ending Balance
	Ended March 31,		%	March 31,		%
	2015	2014	Change	2015	2014	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$58,813,049	$51,943,121	13	$58,756,951	$52,795,787	11
Total investment securities	11,386,056	10,196,527	12	11,475,370	10,027,118	14
Earning assets	73,686,670	62,245,698	18	73,966,204	62,930,076	18
Total assets	85,087,155	73,359,144	16	85,475,741	74,957,227	14
Noninterest bearing demand deposits	17,933,517	15,652,987	15	18,599,702	16,322,699	14
Interest bearing transaction accounts	31,424,229	27,073,002	16	31,539,717	27,987,795	13
Total transaction accounts	49,357,746	42,725,989	16	50,139,419	44,310,494	13
Total deposits	62,121,217	55,209,690	13	62,900,681	57,085,210	10
Shareholder's equity	12,116,432	11,615,847	4	12,161,930	11,729,834	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2015	2014
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING ASSETS
Nonaccrual loans [b]	$357,539	$322,654	$344,937	$341,807	$388,597
Loans 90 days or more past due [a]	70,750	71,454	76,196	76,219	83,490
TDRs 90 days or more past due	820	1,722	991	629	204
Total nonperforming loans [b]	429,109	395,830	422,124	418,655	472,291
Other real estate owned, net (OREO)	17,764	20,600	17,058	21,113	25,817
Other repossessed assets	3,823	3,920	3,618	$2,796	$3,313
Total nonperforming assets	$450,696	$420,350	$442,800	$442,564	$501,421

TDRs accruing and past due less than 90 days	$157,252	$161,261	$170,789	$177,630	$202,075

Covered loans [c]	488,560	495,190	580,756	613,152	701,158
Covered nonperforming loans [c]	45,581	48,071	56,221	59,331	63,664
Covered nonperforming assets [c]	47,598	51,989	59,609	62,824	67,500

Total nonperforming loans as a % of loans	0.73%	0.69%	0.76%	0.77%	0.89%
Total nonperforming loans as a % of loans, excluding covered loans	0.66	0.61	0.67	0.67	0.78
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.77	0.73	0.80	0.81	0.95
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.69	0.65	0.70	0.71	0.83
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2015	2014
	March 31	December 31	September 30	June 30	March 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$685,041	$695,878	$714,760	$707,665	$700,719
Net charge-offs (NCO)	25,208	30,751	22,751	38,157	30,320
Provision for loan losses	42,031	19,914	3,869	45,252	37,266
Balance at end of period	$701,864	$685,041	$695,878	$714,760	$707,665

Allowance for loan losses as a % of total loans	1.20%	1.19%	1.27%	1.32%	1.34%
Allowance for loan losses as a % of nonperforming loans [a]	163.56	173.06	164.85	170.73	149.84
Allowance for loan losses as a % of nonperforming assets [a]	155.73	162.97	157.15	161.50	141.13

Annualized as a % of average loans:
NCO - QTD	0.17	0.22	0.16	0.28	0.24
NCO - YTD	0.17	0.22	0.23	0.26	0.24
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$58,813,049	$557,889	3.85%	$51,943,121	$520,592	4.06%
Investment securities available for sale [a]	9,958,593	49,730	2.03	8,652,584	50,994	2.39
Investment securities held to maturity	1,360,396	9,663	2.88	1,505,398	10,373	2.79
Other earning assets	3,487,565	10,610	1.23	106,050	566	2.16
Total earning assets [a]	73,619,603	627,892	3.46	62,207,153	582,525	3.80
Allowance for loan losses	(691,535)			(702,748)
Unrealized gain (loss) on securities available for sale	67,067			38,545
Other assets	12,092,020			11,816,194
Total assets	$85,087,155			$73,359,144

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,634,040	$3,037	0.16	$7,491,112	$2,997	0.16
Savings and money market accounts	23,790,189	26,898	0.46	19,581,890	15,666	0.32
Certificates and other time deposits	12,614,526	39,645	1.27	12,360,560	34,491	1.13
Foreign office deposits	148,945	73	0.20	123,141	62	0.20
Total interest bearing deposits	44,187,700	69,653	0.64	39,556,703	53,216	0.55
FHLB and other borrowings	4,880,657	19,106	1.59	4,289,004	16,364	1.55
Federal funds purchased and securities sold under agreement to repurchase	939,813	1,326	0.57	941,171	500	0.22
Other short-term borrowings	3,150,252	10,248	1.32	12,553	26	0.84
Total interest bearing liabilities	53,158,422	100,333	0.77	44,799,431	70,106	0.63
Noninterest bearing deposits	17,933,517			15,652,987
Other noninterest bearing liabilities	1,878,784			1,290,879
Total liabilities	72,970,723			61,743,297
Shareholder's equity	12,116,432			11,615,847
Total liabilities and shareholder's equity	$85,087,155			$73,359,144

Net interest income/ net interest spread		527,559	2.69%		512,419	3.17%
Net yield on earning assets			2.91%			3.34%

Total taxable equivalent adjustment		18,530			17,120

Net interest income		$509,029			$495,299
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months			Three Months Ended
	Ended March 31%			2015	2014
	2015	2014	Change	March 31	December 31	September 30	June 30	March 31
NONINTEREST INCOME
Service charges on deposit accounts	$53,284	$53,391	—	$53,284	$56,799	$57,537	$54,958	$53,391
Card and merchant processing fees	26,183	24,304	8	26,183	26,432	28,682	28,473	24,304
Retail investment sales	25,146	26,564	(5)	25,146	25,424	27,645	28,844	26,564
Investment banking and advisory fees	30,334	22,196	37	30,334	24,228	18,750	22,280	22,196
Asset management fees	8,096	10,758	(25)	8,096	10,813	10,666	10,535	10,758
Corporate and correspondent investment sales	6,259	8,656	(28)	6,259	7,619	5,388	7,972	8,656
Mortgage banking income	8,159	4,276	91	8,159	5,627	8,498	6,150	4,276
Bank owned life insurance	4,788	3,967	21	4,788	5,809	4,603	4,237	3,967
Other	56,738	49,240	15	56,738	68,033	54,809	50,532	49,240
	218,987	203,352	8	218,987	230,784	216,578	213,981	203,352
Investment securities gains, net	32,832	16,434	100	32,832	5,434	9,710	21,464	16,434
Gain (loss) on prepayment of FHLB and other borrowings	(2,549)	(458)	NM	(2,549)	—	143	—	(458)
Total noninterest income	$249,270	$219,328	14	$249,270	$236,218	$226,431	$235,445	$219,328

NONINTEREST EXPENSE
Salaries, benefits and commissions	$259,262	$262,569	(1)	$259,262	$281,065	$265,334	$263,301	$262,569
FDIC indemnification expense	28,789	31,618	(9)	28,789	34,313	18,748	30,370	31,618
Professional services	46,559	46,399	—	46,559	59,027	52,463	49,790	46,399
Equipment	58,141	53,738	8	58,141	58,401	56,355	55,469	53,738
Net occupancy	39,280	38,957	1	39,280	39,865	39,357	40,200	38,957
Marketing	10,088	8,524	18	10,088	5,894	11,587	9,986	8,524
Communications	5,767	6,347	(9)	5,767	6,003	5,964	6,294	6,347
Amortization of intangibles	10,687	12,534	(15)	10,687	24,556	12,635	13,631	12,534
Other	64,146	58,181	10	64,146	74,357	70,699	76,221	58,181
Total noninterest expense	$522,719	$518,867	1	$522,719	$583,481	$533,142	$545,262	$518,867
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2015	2014
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,116,432	$11,615,847
Less: Goodwill and other intangibles (average)	5,147,582	5,121,550
Average tangible equity [B]	$6,968,850	$6,494,297
Net income [A]	$141,767	$114,927
Return on average tangible equity ([A]/[B], annualized)	8.25%	7.18%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended March 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$7,940	$3,981	$2,901	$95,318	$9,632	$24,329,192	$24,448,964	$4,437
Real estate – construction	5,275	450	392	7,781	2,237	2,309,360	2,325,495	(1,426)
Commercial real estate – mortgage	6,346	3,629	2,542	87,931	35,292	9,784,843	9,920,583	203
Residential real estate – mortgage	45,893	17,007	3,195	107,051	70,299	13,757,423	14,000,868	927
Equity lines of credit	10,615	4,602	1,995	34,597	—	2,274,075	2,325,884	1,943
Equity loans	5,387	1,728	703	18,313	40,432	568,732	635,295	371
Credit card	5,004	3,441	8,618	—	—	582,967	600,030	7,834
Consumer – direct	7,545	2,406	2,426	2,010	180	692,684	707,251	3,478
Consumer – indirect	34,444	6,726	2,576	4,102	—	3,057,685	3,105,533	6,568
Covered loans	6,582	3,872	45,402	179	—	432,525	488,560	873
Total loans	$135,031	$47,842	$70,750	$357,282	$158,072	$57,789,486	$58,558,463	$25,208
Loans held for sale	$—	$—	$—	$257	$—	$198,231	$198,488	$—

	At or Quarter Ended December 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,829	$5,765	$1,610	$61,157	$10,127	$23,739,049	$23,828,537	$712
Real estate – construction	1,954	994	477	7,964	2,112	2,141,151	2,154,652	(1,539)
Commercial real estate – mortgage	9,813	4,808	628	89,736	39,841	9,732,380	9,877,206	3,180
Residential real estate – mortgage	45,279	16,510	2,598	108,357	69,408	13,680,504	13,922,656	3,848
Equity lines of credit	9,929	4,395	2,679	32,874	—	2,254,907	2,304,784	2,128
Equity loans	6,357	3,268	997	19,029	41,197	564,120	634,968	755
Credit card	5,692	3,921	9,441	—	—	611,402	630,456	8,209
Consumer – direct	9,542	1,826	2,296	799	298	638,166	652,927	4,756
Consumer – indirect	35,366	7,935	2,771	2,624	—	2,821,712	2,870,408	8,367
Covered loans	6,678	4,618	47,957	114	—	435,823	495,190	335
Total loans	$141,439	$54,040	$71,454	$322,654	$162,983	$56,619,214	$57,371,784	$30,751
Loans held for sale	$240	$—	$—	$—	$—	$154,576	$154,816	$—

	At or Quarter Ended September 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$12,846	$3,261	$838	$79,577	$10,444	$22,403,990	$22,510,956	$(414)
Real estate – construction	526	109	464	9,928	672	1,966,085	1,977,784	(977)
Commercial real estate – mortgage	7,716	3,129	3,448	92,718	43,023	9,348,527	9,498,561	247
Residential real estate – mortgage	37,711	20,447	2,474	104,192	72,590	13,369,402	13,606,816	3,223
Equity lines of credit	8,046	3,966	3,308	34,115	—	2,210,126	2,259,561	2,221
Equity loans	5,624	2,746	1,068	18,637	42,595	558,377	629,047	1,142
Credit card	5,566	3,718	8,774	—	—	612,942	631,000	7,570
Consumer – direct	7,751	1,678	1,984	402	57	598,108	609,980	4,482
Consumer – indirect	30,348	6,379	1,389	1,596	—	2,665,060	2,704,772	4,553
Covered loans	9,741	4,512	52,449	3,772	2,399	507,883	580,756	704
Total loans	$125,875	$49,945	$76,196	$344,937	$171,780	$54,240,500	$55,009,233	$22,751
Loans held for sale	$—	$—	$—	$—	$—	$190,882	$190,882	$—

	At or Quarter Ended June 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,399	$3,520	$2,311	$72,606	$10,491	$22,268,502	$22,365,829	$11,584
Real estate – construction	923	418	1,138	9,401	2,244	1,778,056	1,792,180	1,070
Commercial real estate – mortgage	5,675	3,358	221	88,554	45,836	9,317,448	9,461,092	4,062
Residential real estate – mortgage	43,219	15,305	2,332	110,077	73,329	13,111,778	13,356,040	2,030
Equity lines of credit	9,113	4,776	2,044	35,552	—	2,186,966	2,238,451	6,204
Equity loans	6,364	2,666	833	19,571	42,460	537,900	609,794	1,345
Credit card	5,186	3,766	8,737	—	—	619,215	636,904	8,857
Consumer – direct	8,859	1,441	2,194	282	67	551,106	563,949	4,071
Consumer – indirect	24,633	4,585	1,231	1,611	—	2,416,342	2,448,402	2,614
Covered loans	7,184	4,182	55,178	4,153	3,832	538,623	613,152	(3,680)
Total loans	$119,555	$44,017	$76,219	$341,807	$178,259	$53,325,936	$54,085,793	$38,157
Loans held for sale	$70	$—	$—	$—	$—	$211,809	$211,879	$—

	At or Quarter Ended March 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,240	$2,277	$1,403	$103,133	$21,244	$21,601,190	$21,739,487	$(51)
Real estate – construction	3,346	147	1,337	10,999	2,436	1,711,285	1,729,550	(915)
Commercial real estate – mortgage	12,173	3,070	626	106,295	59,543	9,121,321	9,303,028	2,023
Residential real estate – mortgage	42,003	15,432	2,632	107,601	72,043	12,746,663	12,986,374	6,057
Equity lines of credit	10,249	9,068	5,285	33,178	—	2,161,082	2,218,862	4,838
Equity loans	8,410	3,970	825	20,130	43,078	540,349	616,762	2,119
Credit card	5,742	4,254	9,965	—	—	614,305	634,266	8,679
Consumer – direct	7,375	1,509	2,814	355	79	501,665	513,797	3,942
Consumer – indirect	18,980	3,569	497	1,349	—	2,226,493	2,250,888	3,754
Covered loans	8,088	11,378	58,106	5,557	3,856	614,173	701,158	(126)
Total loans	$126,606	$54,674	$83,490	$388,597	$202,279	$51,838,526	$52,694,172	$30,320
Loans held for sale	$—	$—	$—	$—	$—	$101,615	$101,615	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2015	2014
	March 31,	December 31,	September 30,	June 30,	March 31,
Assets:
Cash and due from banks	$3,664,182	$2,764,345	$4,643,636	$3,232,911	$4,257,226
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	300,175	624,060	271,898	31,291	16,446
Cash and cash equivalents	3,964,357	3,388,405	4,915,534	3,264,202	4,273,672
Trading account assets	3,680,427	2,834,397	515,136	356,889	342,963
Investment securities available for sale	10,101,828	10,237,275	9,326,413	8,972,237	8,533,722
Investment securities held to maturity	1,373,542	1,348,354	1,417,985	1,448,192	1,493,396
Loans held for sale	198,488	154,816	190,882	211,879	101,615
Loans	58,558,463	57,371,784	55,009,233	54,085,793	52,694,172
Allowance for loan losses	(701,864)	(685,041)	(695,878)	(714,760)	(707,665)
Net loans	57,856,599	56,686,743	54,313,355	53,371,033	51,986,507
Premises and equipment, net	1,332,539	1,351,479	1,333,008	1,359,750	1,387,812
Bank owned life insurance	694,370	694,335	695,842	691,445	687,200
Goodwill	5,046,847	5,046,847	5,060,924	5,076,142	5,077,223
Other intangible assets	60,097	70,784	82,840	95,475	107,110
Other real estate owned	17,764	20,600	17,058	21,113	25,817
Other assets	1,148,883	1,318,392	1,323,212	878,743	940,190
Total assets	$85,475,741	$83,152,427	$79,192,189	$75,747,100	$74,957,227
Liabilities:
Deposits:
Noninterest bearing	$18,599,702	$17,169,412	$16,979,235	$16,321,003	$16,322,699
Interest bearing	44,300,979	44,020,304	43,291,723	41,797,403	40,762,511
Total deposits	62,900,681	61,189,716	60,270,958	58,118,406	57,085,210
FHLB and other borrowings	4,919,141	4,809,843	4,551,050	3,958,497	4,257,587
Federal funds purchased and securities sold under agreements to repurchase	909,683	1,129,503	809,053	864,263	957,378
Other short-term borrowings	3,377,694	2,545,724	246,835	15,705	28,822
Accrued expenses and other liabilities	1,206,612	1,474,067	1,387,240	940,691	898,396
Total liabilities	73,313,811	71,148,853	67,265,136	63,897,562	63,227,393
Shareholder’s Equity:
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,278,877	15,285,991	15,333,316	15,383,867	15,383,954
Retained deficit	(3,121,071)	(3,262,181)	(3,364,389)	(3,507,192)	(3,614,263)
Accumulated other comprehensive loss	(27,654)	(51,357)	(73,846)	(58,295)	(71,547)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,132,382	11,974,683	11,897,311	11,820,610	11,700,374
Noncontrolling interests	29,548	28,891	29,742	28,928	29,460
Total shareholder’s equity	12,161,930	12,003,574	11,927,053	11,849,538	11,729,834
Total liabilities and shareholder’s equity	$85,475,741	$83,152,427	$79,192,189	$75,747,100	$74,957,227

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2015	2014
	March 31	December 31	September 30	June 30	March 31
Interest income:
Interest and fees on loans	$543,842	$547,309	$509,766	$520,516	$508,506
Interest on investment securities available for sale	48,208	45,786	48,363	48,253	49,090
Interest on investment securities held to maturity	6,702	6,860	6,862	7,003	7,246
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	996	566	47	42	47
Interest on trading account assets	9,614	5,696	933	578	516
Total interest income	609,362	606,217	565,971	576,392	565,405
Interest expense:
Interest on deposits	69,653	71,034	66,763	60,901	53,216
Interest on FHLB and other borrowings	19,106	20,010	16,399	16,184	16,364
Interest on federal funds purchased and securities sold under agreements to repurchase	1,326	918	447	437	500
Interest on other short-term borrowings	10,248	4,802	394	96	26
Total interest expense	100,333	96,764	84,003	77,618	70,106
Net interest income	509,029	509,453	481,968	498,774	495,299
Provision for loan losses	42,031	19,914	3,869	45,252	37,266
Net interest income after provision for loan losses	466,998	489,539	478,099	453,522	458,033
Noninterest income:
Service charges on deposit accounts	53,284	56,799	57,537	54,958	53,391
Card and merchant processing fees	26,183	26,432	28,682	28,473	24,304
Retail investment sales	25,146	25,424	27,645	28,844	26,564
Investment banking and advisory fees	30,334	24,228	18,750	22,280	22,196
Asset management fees	8,096	10,813	10,666	10,535	10,758
Corporate and correspondent investment sales	6,259	7,619	5,388	7,972	8,656
Mortgage banking income	8,159	5,627	8,498	6,150	4,276
Bank owned life insurance	4,788	5,809	4,603	4,237	3,967
Investment securities gains, net	32,832	5,434	9,710	21,464	16,434
Gain (loss) on prepayment of FHLB and other borrowings	(2,549)	—	143	—	(458)
Other	56,738	68,033	54,809	50,532	49,240
Total noninterest income	249,270	236,218	226,431	235,445	219,328
Noninterest expense:
Salaries, benefits and commissions	259,262	281,065	265,334	263,301	262,569
FDIC indemnification expense	28,789	34,313	18,748	30,370	31,618
Professional services	46,559	59,027	52,463	49,790	46,399
Equipment	58,141	58,401	56,355	55,469	53,738
Net occupancy	39,280	39,865	39,357	40,200	38,957
Marketing	10,088	5,894	11,587	9,986	8,524
Communications	5,767	6,003	5,964	6,294	6,347
Amortization of intangibles	10,687	24,556	12,635	13,631	12,534
Other	64,146	74,357	70,699	76,221	58,181
Total noninterest expense	522,719	583,481	533,142	545,262	518,867
Net income before income tax expense	193,549	142,276	171,388	143,705	158,494
Income tax expense	51,782	39,864	27,770	36,130	43,567
Net income	141,767	102,412	143,618	107,575	114,927
Less: net income attributable to noncontrolling interests	657	204	815	504	453
Net income attributable to shareholder	$141,110	$102,208	$142,803	$107,071	$114,474